INCOME TAXES (Details Narrative) - 6 months ended Jun. 30, 2025	USD ($)	CNY (¥)
Income Tax Disclosure [Abstract]
Income tax description	the Company’s Hong Kong subsidiary, Elong Power (Hong Kong) International Limited (“Elong Power (Hong Kong)”) is subject to 16.5% income tax on its taxable income generated from operations in Hong Kong. On December 29, 2017, Hong Kong government announced a two-tiered profit tax rate regime. Under the two-tiered tax rate regime, the first HKD $2.0 million assessable profits will be subject to an 8.25% lower tax rate and remaining taxable income will continue to be taxed at the existing 16.5% tax rate
Corporate income tax statutory rate	25.00%
Reduced income tax rate description	entitled to a reduced income tax rate of 15% from January 1, 2021 to December 31, 2030
Tax losses	$ 32,157,905	¥ 239,981,820